================================================================================


                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported) September 30, 2005


                                  CWHEQ, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)




          Delaware                   333-126790                 87-0698310
----------------------------        ------------           -------------------
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
      of Incorporation)             File Number)           Identification No.)

      4500 Park Granada
    Calabasas, California                                         91302
    ---------------------                                       ----------
    (Address of Principal                                       (Zip Code)
     Executive Offices)

Registrant's telephone number, including area code (818) 225-3237
                                                   ----- --------
================================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.
----------

Item 8.01.    Other Events.
----------    -------------


Description of the Mortgage Pool*
---------------------------------


      CWHEQ, Inc. (the "Company") entered into a Sale and Servicing Agreement dated as of September 30, 2005 (the "Sale and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as sponsor and master servicer, and JPMorgan Chase Bank, N.A., as indenture trustee, providing for the issuance of the Company's Revolving Home Equity Loan Asset Backed Notes, Series 2005-G.







---------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated August 4, 2004 and the Prospectus Supplement dated September 28, 2005 of CWHEQ, Inc., relating to its Revolving Home Equity Loan Asset Backed Notes, Series 2005-G.

      The sum of the columns below may not equal the total indicated due to rounding. The following tables describe the cut-off mortgage loans and the related mortgage properties as of the close of business on the Cut-off Date.


                                                          Loan Group 1

                                        Principal Balances for the Group 1 Mortgage Loans

                                                                                                                       Weighted
                                                               Percent of             Weighted   Weighted    Weighted   Average
                                        Aggregate               Aggregate    Average   Average    Average     Average  Combined
                                        Principal  Number of    Principal    Current     Gross  Remaining      Credit  Loan-to-
                                          Balance   Mortgage      Balance  Principal  Mortgage       Term      Bureau     Value
Range of Principal Balances ($)       Outstanding      Loans  Outstanding    Balance      Rate   (months)  Risk Score     Ratio
----------------------------------   ------------  ---------  -----------  ---------  --------  ---------  ----------  --------
0.01 - 10,000.00                       $5,750,056        847        0.69%     $6,789     7.547%    288.90         715     77.5%
10,000.01 -  20,000.00............     34,330,974      2,203        4.11      15,584     8.008     288.46         703     80.6
20,000.01 -  30,000.00............    182,434,671      7,129       21.82      25,590     8.022     288.77         720     84.9
30,000.01 -  40,000.00............    175,477,257      5,041       20.99      34,810     7.977     289.37         722     84.1
40,000.01 -  50,000.00............    125,243,172      2,744       14.98      45,643     7.618     290.07         721     80.8
50,000.01 -  60,000.00............     92,130,357      1,667       11.02      55,267     7.908     291.53         719     85.2
60,000.01 -  70,000.00............     78,498,818      1,203        9.39      65,253     8.044     291.76         722     87.7
70,000.01 -  80,000.00............     44,650,710        599        5.34      74,542     7.526     290.56         719     80.6
80,000.01 -  90,000.00............     25,867,318        303        3.09      85,371     7.495     291.32         719     80.6
90,000.01 - 100,000.00............     37,075,372        383        4.43      96,803     7.442     289.78         717     76.3
100,000.01 -125,000.00............     17,362,844        154        2.08     112,746     7.196     291.32         716     75.6
125,000.01 -150,000.00............     12,897,131         92        1.54     140,186     7.245     289.87         714     76.1
150,000.01 -175,000.00............      3,926,069         24        0.47     163,586     7.418     291.43         726     75.0
175,000.01 -200,000.00............        355,250          2        0.04     177,625     6.688     297.49         777     87.4
                                     ------------  ---------  -----------
      Total.......................   $836,000,000     22,391      100.00%
                                     ============  =========  ===========

      As of the Cut-off Date, the average principal balance of the cut-off mortgage loans in loan group 1 was approximately $37,336.


                                                          Loan Programs for the Group 1 Mortgage Loans

                                                                                                                       Weighted
                                                               Percent of             Weighted   Weighted    Weighted   Average
                                        Aggregate               Aggregate    Average   Average    Average     Average  Combined
                                        Principal  Number of    Principal    Current     Gross  Remaining      Credit  Loan-to-
                                          Balance   Mortgage      Balance  Principal  Mortgage       Term      Bureau     Value
Description of Loan Programs          Outstanding      Loans  Outstanding    Balance      Rate   (months)  Risk Score     Ratio
----------------------------------   ------------  ---------  -----------  ---------  --------  ---------  ----------  --------
10 Year Draw, 20 Year Repay.......     $3,097,979         73        0.37%    $42,438    7.448%     353.41         710     87.2%
5 Year Draw, 5 Year Repay.........        347,254         11        0.04      31,569    7.691       93.56         723     88.0
5 Year Draw, 10 Year Repay........         29,211          1        0.00      29,211    9.750      159.00         711    100.0
10 Year Draw, 15 Year Repay (1)...    831,660,052     22,286       99.48      37,318    7.838      289.90         720     83.1
15 Year Draw, 0 Year Repay........        472,897         10        0.06      47,290    7.624      165.84         749     77.1
15 Year Draw, 10 Year Repay.......        392,607         10        0.05      39,261    7.827      276.96         699     74.3
                                     ------------  ---------  -----------
      Total.......................   $836,000,000     22,391      100.00%
                                     ============  =========  ===========

--------------
(1) Assumes that the draw period for the cut-off mortgage loans with five year draw periods and fifteen year repayment periods will be extended for an additional five years.


                                                               3


                                            Loan Rates for the Group 1 Mortgage Loans

                                                                                                                       Weighted
                                                               Percent of             Weighted   Weighted    Weighted   Average
                                        Aggregate               Aggregate    Average   Average    Average     Average  Combined
                                        Principal  Number of    Principal    Current     Gross  Remaining      Credit  Loan-to-
                                          Balance   Mortgage      Balance  Principal  Mortgage       Term      Bureau     Value
Range of Loan Rates (%)               Outstanding      Loans  Outstanding    Balance      Rate   (months)  Risk Score     Ratio
----------------------------------   ------------  ---------  -----------  ---------  --------  ---------  ----------  --------
 3.501  -   4.000.................    $42,171,747      1,189        5.04%    $35,468    3.990%     299.41         707     78.7%
 4.001  -   4.500.................        397,705         12        0.05      33,142    4.417      294.08         725     87.3
 4.501  -   5.000.................      6,889,900        153        0.82      45,032    4.978      297.15         716     91.0
 5.001  -   5.500.................      6,136,093        139        0.73      44,145    5.265      298.46         712     93.0
 5.501  -   6.000.................      1,916,309         53        0.23      36,157    5.975      298.12         722     92.0
 6.001  -   6.500.................    131,688,820      3,346       15.75      39,357    6.481      288.38         749     70.8
 6.501  -   7.000.................    132,424,807      3,192       15.84      41,486    6.893      287.90         726     74.4
 7.001  -   7.500.................     48,879,784      1,031        5.85      47,410    7.364      291.66         718     80.8
 7.501  -   8.000.................     52,493,441      1,442        6.28      36,403    7.779      289.00         709     75.9
 8.001  -   8.500.................    127,982,586      3,834       15.31      33,381    8.356      286.82         728     87.3
 8.501  -   9.000.................    133,494,324      3,771       15.97      35,400    8.863      289.43         716     92.1
 9.001  -   9.500.................     51,049,964      1,418        6.11      36,001    9.357      292.29         688     89.8
 9.501  -  10.000.................     61,470,149      1,675        7.35      36,699    9.960      292.07         696     96.2
10.001  -  10.500.................     15,033,078        466        1.80      32,260   10.289      293.49         708     92.4
10.501  -  11.000.................     11,096,747        316        1.33      35,116   10.870      294.64         686     93.7
11.001  -  11.500.................      5,808,527        186        0.69      31,229   11.264      295.91         672     93.0
11.501  -  12.000.................      4,306,934        105        0.52      41,018   11.866      293.11         676     95.8
12.001  -  12.500.................      2,131,887         50        0.26      42,638   12.272      292.69         678     96.9
12.501  -  13.000.................        325,298          7        0.04      46,471   12.765      295.99         668     86.4
Greater than 13.000...............        301,897          6        0.04      50,316   13.719      292.90         669     98.0
                                     ------------  ---------  -----------
      Total.......................   $836,000,000     22,391      100.00%
                                     ============  =========  ===========

      As of the Cut-off Date, the weighted average loan rate of the cut-off mortgage loans in loan group 1 was approximately 7.837%.


                              Months Remaining to Scheduled Maturity for the Group 1 Mortgage Loans

                                                                                                                       Weighted
                                                               Percent of             Weighted   Weighted    Weighted   Average
                                        Aggregate               Aggregate    Average   Average    Average     Average  Combined
                                        Principal  Number of    Principal    Current     Gross  Remaining      Credit  Loan-to-
Range of Months Remaining to              Balance   Mortgage      Balance  Principal  Mortgage       Term      Bureau     Value
Scheduled Maturity                    Outstanding      Loans  Outstanding    Balance      Rate   (months)  Risk Score     Ratio
----------------------------------   ------------  ---------  -----------  ---------  --------  ---------  ----------  --------
73 - 84...........................        $24,881          1        0.00%    $24,881    9.875%      74.00         758     91.1%
85 - 96...........................        154,523          6        0.02      25,754    7.292       90.55         691     81.3
97 - 108..........................        167,851          4        0.02      41,963    7.734       99.23         748     93.7
121 - 132.........................         38,270          1        0.00      38,270    7.500      132.00         804     79.5
157 - 168.........................        217,711          4        0.03      54,428    6.936      161.88         774     62.4
169 - 180.........................        246,127          6        0.03      41,021    8.503      173.78         715     92.4
241 - 252.........................      2,563,623         66        0.31      38,843    7.606      250.35         720     77.4
253 - 264.........................      7,049,459        197        0.84      35,784    7.395      258.51         746     70.8
265 - 276.........................     76,147,929      2,307        9.11      33,007    7.698      271.57         735     79.1
277 - 288.........................    231,813,048      6,451       27.73      35,934    7.986      283.94         727     82.2
289 - 300.........................    514,478,600     13,275       61.54      38,755    7.800      295.91         713     84.2
349 - 360.........................      3,097,979         73        0.37      42,438    7.448      353.41         710     87.2
                                     ------------  ---------  -----------
      Total.......................   $836,000,000     22,391      100.00%
                                     ============  =========  ===========

      As of the Cut-off Date, the weighted average remaining months to scheduled maturity of the cut-off mortgage loans in loan group 1 was approximately 290.

      The above table assumes that the draw period for the cut-off mortgage loans with five year draw periods and fifteen year repayment periods will be extended for an additional five years.


                                                               4


                                  Combined Loan-to-Value Ratios for the Group 1 Mortgage Loans

                                                                                                                       Weighted
                                                               Percent of             Weighted   Weighted    Weighted   Average
                                        Aggregate               Aggregate    Average   Average    Average     Average  Combined
                                        Principal  Number of    Principal    Current     Gross  Remaining      Credit  Loan-to-
Range of Combined Loan-to-                Balance   Mortgage      Balance  Principal  Mortgage       Term      Bureau     Value
Value Ratio (%)                       Outstanding      Loans  Outstanding    Balance      Rate   (months)  Risk Score     Ratio
----------------------------------   ------------  ---------  -----------  ---------  --------  ---------  ----------  --------
10.01 -   20.00...................       $120,000          2        0.01%    $60,000    6.082%     297.50         686     15.1%
20.01 -   30.00...................        580,811         17        0.07      34,165    6.750      289.37         710     26.2
30.01 -   40.00...................     10,650,106        295        1.27      36,102    6.641      287.96         746     35.9
40.01 -   50.00...................     22,571,968        615        2.70      36,702    6.708      287.24         739     45.4
50.01 -   60.00...................     39,913,238      1,020        4.77      39,131    6.672      287.78         736     55.4
60.01 -   70.00...................    104,716,859      2,592       12.53      40,400    6.679      288.99         729     66.9
70.01 -   80.00...................    146,940,703      3,652       17.58      40,236    7.106      288.80         718     77.7
80.01 -   90.00...................    286,621,704      8,640       34.28      33,174    8.340      289.25         715     88.7
90.01 -  100.00...................    223,884,610      5,558       26.78      40,282    8.595      292.87         716     98.1
                                     ------------  ---------  -----------
    Total.........................   $836,000,000     22,391      100.00%
                                     ============  =========  ===========


      As of the Cut-off Date, the weighted average combined loan-to-value ratio of the cut-off mortgage loans in loan group 1 was approximately 83.08%.


                                                               5


      The geographic location used for the following table is determined by the address of the mortgaged property securing the related mortgage loan.


                                     Geographic Distribution for the Group 1 Mortgage Loans

                                                                                                                       Weighted
                                                               Percent of             Weighted   Weighted    Weighted   Average
                                        Aggregate               Aggregate    Average   Average    Average     Average  Combined
                                        Principal  Number of    Principal    Current     Gross  Remaining      Credit  Loan-to-
                                          Balance   Mortgage      Balance  Principal  Mortgage       Term      Bureau     Value
State                                 Outstanding      Loans  Outstanding    Balance      Rate   (months)  Risk Score     Ratio
----------------------------------   ------------  ---------  -----------  ---------  --------  ---------  ----------  --------
Alabama...........................     $7,128,916        240        0.85%    $29,704    8.066%     288.97         714     88.8%
Alaska............................      3,623,391         72        0.43      50,325    7.860      292.80         715     83.1
Arizona...........................     28,415,250        741        3.40      38,347    7.604      292.25         724     84.3
Arkansas..........................         25,000          1        0.00      25,000   10.000      298.00         696    100.0
California........................    203,515,212      5,208       24.34      39,077    7.724      288.94         726     77.9
Colorado..........................     32,651,674        839        3.91      38,917    7.828      287.44         727     86.1
Connecticut.......................     12,612,706        319        1.51      39,538    7.793      289.82         719     81.1
Delaware..........................      1,835,304         51        0.22      35,986    8.012      290.50         712     83.1
District of Columbia..............      1,785,930         39        0.21      45,793    8.171      288.53         715     76.5
Florida...........................     53,993,751      1,510        6.46      35,757    7.919      291.77         713     83.7
Georgia...........................     20,153,148        566        2.41      35,606    7.958      290.24         713     89.8
Hawaii............................     10,874,999        187        1.30      58,155    7.661      291.05         731     77.7
Idaho.............................      8,363,888        251        1.00      33,322    8.050      289.82         725     86.1
Illinois..........................     29,800,038        794        3.56      37,532    7.818      290.15         720     86.5
Indiana...........................     10,152,803        344        1.21      29,514    8.014      290.29         715     89.8
Iowa..............................      3,547,840        124        0.42      28,612    8.202      289.86         724     90.1
Kansas............................      5,410,330        183        0.65      29,565    8.075      289.05         724     88.2
Kentucky..........................      8,476,587        253        1.01      33,504    8.118      289.03         717     89.1
Louisiana.........................      1,221,095         36        0.15      33,919    7.594      292.75         696     89.4
Maine.............................      3,474,778         87        0.42      39,940    7.723      289.70         724     81.2
Maryland..........................     21,566,942        489        2.58      44,104    7.557      291.46         719     82.1
Massachusetts.....................     25,641,345        601        3.07      42,664    7.783      291.57         716     80.4
Michigan..........................     29,056,766        845        3.48      34,387    7.897      291.05         717     86.3
Minnesota.........................     15,347,131        408        1.84      37,616    7.866      288.35         722     83.1
Mississippi.......................        532,200         18        0.06      29,567    8.833      291.40         716     86.9
Missouri..........................     12,611,921        402        1.51      31,373    8.015      288.72         716     87.3
Montana...........................      2,645,767         79        0.32      33,491    7.866      288.09         719     80.2
Nebraska..........................      1,186,277         39        0.14      30,417    7.580      294.52         721     83.8
Nevada............................     22,849,619        587        2.73      38,926    8.126      290.21         721     83.9
New Hampshire.....................      5,296,480        126        0.63      42,036    7.788      290.22         715     83.6
New Jersey........................     32,644,955        742        3.90      43,996    7.878      291.31         717     81.0
New Mexico........................      4,877,326        126        0.58      38,709    7.949      288.84         720     80.1
New York..........................     18,965,723        472        2.27      40,182    7.714      289.03         719     78.6
North Carolina....................     12,188,491        393        1.46      31,014    7.910      289.21         707     89.4
North Dakota......................        643,861         20        0.08      32,193    7.824      287.23         721     89.0
Ohio..............................     21,413,536        707        2.56      30,288    8.095      290.01         718     88.7
Oklahoma..........................      5,437,529        188        0.65      28,923    8.251      289.14         704     87.9
Oregon............................     15,552,044        432        1.86      36,000    7.819      290.28         710     84.7
Pennsylvania......................     24,545,890        726        2.94      33,810    7.776      291.45         713     83.6
Rhode Island......................      3,897,024         93        0.47      41,903    7.703      291.28         708     79.2
South Carolina....................      5,099,719        157        0.61      32,482    8.051      291.40         704     85.8
South Dakota......................        864,298         23        0.10      37,578    7.761      291.82         723     86.0
Tennessee.........................     11,375,032        375        1.36      30,333    7.854      289.74         713     89.8
Texas.............................      3,725,047        113        0.45      32,965    8.223      294.40         715     84.4
Utah..............................     12,147,648        353        1.45      34,413    7.823      289.76         723     87.7
Vermont...........................        645,426         16        0.08      40,339    6.710      293.86         720     72.9
Virginia..........................     26,860,001        623        3.21      43,114    7.834      291.34         716     84.6
Washington........................     33,526,517        847        4.01      39,583    7.856      290.01         720     86.2
West Virginia.....................      1,840,133         60        0.22      30,669    7.930      256.78         704     86.0
Wisconsin.........................     14,172,658        442        1.70      32,065    8.056      289.64         712     86.5
Wyoming...........................      1,780,054         44        0.21      40,456    7.827      287.66         723     82.5
                                     ------------  ---------  -----------
      Total.......................   $836,000,000     22,391      100.00%
                                     ============  =========  ===========


                                                               6


                               Credit Scores for the Mortgage Loans for the Group 1 Mortgage Loans

                                                                                                                       Weighted
                                                               Percent of             Weighted   Weighted    Weighted   Average
                                        Aggregate               Aggregate    Average   Average    Average     Average  Combined
                                        Principal  Number of    Principal    Current     Gross  Remaining      Credit  Loan-to-
                                          Balance   Mortgage      Balance  Principal  Mortgage       Term      Bureau     Value
Range of Credit Scores                Outstanding      Loans  Outstanding    Balance      Rate   (months)  Risk Score     Ratio
----------------------------------   ------------  ---------  -----------  ---------  --------  ---------  ----------  --------
821 - 840.........................       $718,843         26        0.09%    $27,648    7.113%     293.43         830     68.0%
801 - 820.........................     39,786,602      1,123        4.76      35,429    7.271      283.91         808     74.7
781 - 800.........................     75,494,778      2,056        9.03      36,719    7.431      285.98         790     78.7
761 - 780.........................     93,515,681      2,521       11.19      37,095    7.563      288.62         770     81.9
741 - 760.........................     99,014,723      2,631       11.84      37,634    7.687      289.75         750     83.3
721 - 740.........................    105,451,200      2,756       12.61      38,262    7.735      290.61         730     83.9
701 - 720.........................    117,478,004      3,076       14.05      38,192    7.887      291.24         710     85.3
681 - 700.........................    107,818,677      2,797       12.90      38,548    8.112      291.80         691     85.3
661 - 680.........................     92,883,820      2,463       11.11      37,712    8.091      292.10         671     84.5
641 - 660.........................     49,904,475      1,295        5.97      38,536    8.232      292.28         651     83.7
621 - 640.........................     34,687,220        923        4.15      37,581    8.221      292.82         631     82.0
601 - 620.........................      7,295,532        249        0.87      29,299    8.227      286.40         613     83.5
581 - 600.........................      4,206,252        165        0.50      25,492    8.697      282.70         591     85.3
561 - 580.........................      3,039,173        105        0.36      28,945    8.478      280.22         571     86.9
Less than or equal to 560.........      4,705,020        205        0.56      22,951    8.715      278.89         526     88.1
                                     ------------  ---------  -----------
      Total.......................   $836,000,000     22,391      100.00%
                                     ============  =========  ===========

      As of the Cut-off Date, the weighted average credit score of the cut-off mortgage loans in loan group 1 was approximately 720.


                                          Property Type for the Group 1 Mortgage Loans

                                                                                                                       Weighted
                                                               Percent of             Weighted   Weighted    Weighted   Average
                                        Aggregate               Aggregate    Average   Average    Average     Average  Combined
                                        Principal  Number of    Principal    Current     Gross  Remaining      Credit  Loan-to-
                                          Balance   Mortgage      Balance  Principal  Mortgage       Term      Bureau     Value
Property Type                         Outstanding      Loans  Outstanding    Balance      Rate   (months)  Risk Score     Ratio
----------------------------------   ------------  ---------  -----------  ---------  --------  ---------  ----------  --------
Single Family Residence...........   $620,281,367     16,686       74.20%    $37,174    7.762%     289.60         719     81.9%
Planned Unit Development (PUD)....    123,376,329      3,146       14.76      39,217    7.902      290.43         722     86.2
Low-Rise Condominium..............     68,287,655      2,027        8.17      33,689    8.146      291.50         725     87.0
2-4 Units.........................     20,159,733        427        2.41      47,212    8.608      292.29         710     85.7
High-Rise Condominium.............      3,894,916        105        0.47      37,094    8.218      295.20         722     86.4
                                     ------------  ---------  -----------
      Total.......................   $836,000,000     22,391      100.00%
                                     ============  =========  ===========


                                                               7



                                          Gross Margins for the Group 1 Mortgage Loans

                                                                                                                       Weighted
                                                               Percent of             Weighted   Weighted    Weighted   Average
                                        Aggregate               Aggregate    Average   Average    Average     Average  Combined
                                        Principal  Number of    Principal    Current     Gross  Remaining      Credit  Loan-to-
                                          Balance   Mortgage      Balance  Principal  Mortgage       Term      Bureau     Value
Range of Gross Margins (%)            Outstanding      Loans  Outstanding    Balance      Rate   (months)  Risk Score     Ratio
----------------------------------   ------------  ---------  -----------  ---------  --------  ---------  ----------  --------
Less than or equal to 0.000.......   $123,325,205      3,070       14.75%    $40,171    6.286%     287.60         753     66.9%
0.001 - 0.250.....................     29,741,390        747        3.56      39,814    6.353      290.83         705     63.9
0.251 - 0.500.....................    114,063,050      2,772       13.64      41,148    6.761      288.27         731     76.9
0.501 - 0.750.....................     18,407,654        369        2.20      49,885    7.017      291.44         709     77.1
0.751 - 1.000.....................     34,711,763        758        4.15      45,794    7.289      292.61         722     83.8
1.001 - 1.250.....................     38,964,582      1,072        4.66      36,348    7.251      290.44         694     72.1
1.251 - 1.500.....................     20,773,676        568        2.48      36,573    7.627      289.75         728     83.7
1.501 - 1.750.....................     25,358,757        608        3.03      41,708    8.045      289.20         709     81.2
1.751 - 2.000.....................    114,026,281      3,552       13.64      32,102    8.129      287.51         733     88.9
2.001 - 2.250.....................     60,771,189      1,739        7.27      34,946    8.453      288.26         699     88.1
2.251 - 2.500.....................     87,880,920      2,443       10.51      35,973    8.544      291.92         730     95.5
2.501 - 2.750.....................     23,798,911        623        2.85      38,200    9.025      292.93         696     90.6
2.751 - 3.000.....................     31,197,768        910        3.73      34,283    9.059      292.68         682     89.5
3.001 - 3.250.....................      8,491,435        231        1.02      36,759    9.119      290.90         698     90.7
3.251 - 3.500.....................     60,588,039      1,658        7.25      36,543    9.466      293.15         695     97.1
3.501 - 3.750.....................      9,359,102        310        1.12      30,191    9.877      292.94         713     92.4
3.751 - 4.000.....................      5,829,509        166        0.70      35,118   10.293      294.35         696     92.6
4.001 - 4.250.....................      5,100,162        154        0.61      33,118    9.716      295.61         691     93.4
4.251 - 4.500.....................      7,270,074        192        0.87      37,865   10.779      294.67         682     94.5
4.501 - 4.750.....................      6,365,055        206        0.76      30,898    9.412      297.23         664     93.7
4.751 - 5.000.....................      1,590,645         42        0.19      37,872   10.426      295.44         666     94.8
5.001 - 5.250.....................      2,077,516         49        0.25      42,398   11.155      294.56         680     96.1
5.251 - 5.500.....................      2,841,766         72        0.34      39,469   10.764      293.19         667     95.1
5.501 - 5.750.....................      1,906,311         47        0.23      40,560   11.785      293.68         677     96.5
5.751 - 6.000.....................        623,324         13        0.07      47,948    9.692      292.47         669     98.8
6.001 - 6.250.....................        330,887          7        0.04      47,270   11.357      295.85         667     85.7
6.251 - 6.500.....................        210,532          5        0.03      42,106    7.086      298.01         638     94.8
6.501 - 6.750.....................         14,500          1        0.00      14,500    5.250      299.00         635     90.0
6.751 - 7.000.....................        105,100          2        0.01      52,550    7.158      298.26         628     90.4
7.001 - 7.250.....................        274,897          5        0.03      54,979   13.750      292.30         672    100.0
                                     ------------  ---------  -----------
      Total.......................   $836,000,000     22,391      100.00%
                                     ============  =========  ===========

      As of the Cut-off Date, the weighted average gross margin of the cut-off mortgage loans in loan group 1 was approximately 1.653%.

      The credit limit utilization rates in the following table are determined by dividing the principal balance as of the Cut-off Date for the particular grouping by the aggregate of the credit limits of the related credit line agreements.


                                                               8


                                  Credit Limit Utilization Rates for the Group 1 Mortgage Loans

                                                                                                                       Weighted
                                                               Percent of             Weighted   Weighted    Weighted   Average
                                        Aggregate               Aggregate    Average   Average    Average     Average  Combined
                                        Principal  Number of    Principal    Current     Gross  Remaining      Credit  Loan-to-
Range of Credit                           Balance   Mortgage      Balance  Principal  Mortgage       Term      Bureau     Value
Limit Utilization Rates (%)           Outstanding      Loans  Outstanding    Balance      Rate   (months)  Risk Score     Ratio
----------------------------------   ------------  ---------  -----------  ---------  --------  ---------  ----------  --------
0.01 - 10.00......................       $552,882        145        0.07%     $3,813    6.578%     289.75         762     66.4%
10.01 - 20.00.....................      1,784,252        202        0.21       8,833    6.781      290.20         745     67.8
20.01 - 30.00.....................      4,078,251        271        0.49      15,049    6.937      287.88         750     69.4
30.01 - 40.00.....................      6,932,643        347        0.83      19,979    6.860      288.94         743     69.8
40.01 - 50.00.....................     13,279,821        524        1.59      25,343    6.773      289.46         741     71.2
50.01 - 60.00.....................     17,603,269        568        2.11      30,992    6.854      288.49         742     69.9
60.01 - 70.00.....................     26,832,787        803        3.21      33,416    6.989      287.89         740     72.9
70.01 - 80.00.....................     42,364,979      1,147        5.07      36,935    7.109      287.66         736     73.6
80.01 - 90.00.....................     64,070,084      1,730        7.66      37,035    7.358      286.39         734     77.0
90.01 - 100.00....................    658,501,031     16,654       78.77      39,540    8.032      290.62         715     85.6
                                     ------------  ---------  -----------
      Total.......................   $836,000,000     22,391      100.00%
                                     ============  =========  ===========

      As of the Cut-off Date, the average credit limit utilization rate of the cut-off mortgage loans in loan group 1 was approximately 89.64%.


                                        Maximum Loan Rates for the Group 1 Mortgage Loans

                                                                                                                       Weighted
                                                               Percent of             Weighted   Weighted    Weighted   Average
                                        Aggregate               Aggregate    Average   Average    Average     Average  Combined
                                        Principal  Number of    Principal    Current     Gross  Remaining      Credit  Loan-to-
                                          Balance   Mortgage      Balance  Principal  Mortgage       Term      Bureau     Value
Maximum Loan Rates (%)                Outstanding      Loans  Outstanding    Balance      Rate   (months)  Risk Score     Ratio
----------------------------------   ------------  ---------  -----------  ---------  --------  ---------  ----------  --------
6.000.............................        $42,779          2        0.01%    $21,390    6.000%     277.91         755     90.8%
8.750.............................         40,547          2        0.00      20,274    7.539      257.67         701     82.3
9.625.............................         46,459          1        0.01      46,459    9.625      285.00         697    100.0
10.750............................         29,993          1        0.00      29,993    6.750      251.00         612     67.7
11.000............................         29,720          1        0.00      29,720    8.000      249.00         686     79.5
12.000............................         36,918          1        0.00      36,918    7.375      353.00         731     89.6
16.000............................     23,432,134        650        2.80      36,049    7.770      292.93         710     84.4
17.000............................     57,587,898      1,620        6.89      35,548    7.936      291.94         713     83.7
18.000............................    754,593,055     20,111       90.26      37,521    7.831      289.76         720     83.0
24.000............................        160,495          2        0.02      80,248    6.500      162.21         784     60.4
                                     ------------  ---------  -----------
      Total.......................   $836,000,000     22,391      100.00%
                                     ============  =========  ===========

      As of the Cut-off Date, the weighted average maximum loan rate of the cut-off mortgage loans in loan group 1 was approximately 17.874%.


                                                               9


                                          Credit Limits for the Group 1 Mortgage Loans

                                                                                                                       Weighted
                                                               Percent of             Weighted   Weighted    Weighted   Average
                                        Aggregate               Aggregate    Average   Average    Average     Average  Combined
                                        Principal  Number of    Principal    Current     Gross  Remaining      Credit  Loan-to-
                                          Balance   Mortgage      Balance  Principal  Mortgage       Term      Bureau     Value
Range of Credit Limits ($)            Outstanding      Loans  Outstanding    Balance      Rate   (months)  Risk Score     Ratio
----------------------------------   ------------  ---------  -----------  ---------  --------  ---------  ----------  --------
      0.01 -     10,000.00........     $1,921,574        243        0.23%     $7,908    8.843%     288.21         677     85.8%
 10,000.01 -     20,000.00........     25,851,298      1,807        3.09      14,306    8.335      288.75         693     83.2
 20,000.01 -     30,000.00........    149,040,756      6,046       17.83      24,651    8.165      289.21         716     86.4
 30,000.01 -     40,000.00........    170,244,490      5,276       20.36      32,268    8.079      289.23         720     85.6
 40,000.01 -     50,000.00........    134,716,677      3,372       16.11      39,952    7.564      289.50         724     79.9
 50,000.01 -     60,000.00........     91,687,478      1,823       10.97      50,295    7.945      291.68         718     85.8
 60,000.01 -     70,000.00........     79,752,838      1,349        9.54      59,120    8.052      291.65         721     88.2
 70,000.01 -     80,000.00........     51,110,318        823        6.11      62,102    7.499      290.03         723     79.5
 80,000.01 -     90,000.00........     29,113,763        406        3.48      71,709    7.429      290.78         721     80.8
 90,000.01 -    100,000.00........     58,759,556        828        7.03      70,966    7.203      289.94         725     72.9
100,000.01 -    125,000.00........     19,008,989        193        2.27      98,492    7.174      291.22         722     76.8
125,000.01 -    150,000.00........     18,412,825        173        2.20     106,433    7.230      289.70         721     74.5
150,000.01 -    175,000.00........      4,984,385         41        0.60     121,570    7.116      288.95         734     77.6
175,000.01 -    200,000.00........      1,281,952         10        0.15     128,195    6.907      294.37         727     73.2
200,000.01 -    225,000.00........        113,100          1        0.01     113,100    3.990      300.00         673     62.0
                                     ------------  ---------  -----------
  Total...........................   $836,000,000     22,391      100.00%
                                     ============  =========  ===========

      As of the Cut-off Date, the average credit limit of the cut-off mortgage loans in loan group 1 was approximately $42,763.


                                          Lien Priority for the Group 1 Mortgage Loans

                                                                                                                       Weighted
                                                               Percent of             Weighted   Weighted    Weighted   Average
                                        Aggregate               Aggregate    Average   Average    Average     Average  Combined
                                        Principal  Number of    Principal    Current     Gross  Remaining      Credit  Loan-to-
                                          Balance   Mortgage      Balance  Principal  Mortgage       Term      Bureau     Value
Lien Priority                         Outstanding      Loans  Outstanding    Balance      Rate   (months)  Risk Score     Ratio
----------------------------------   ------------  ---------  -----------  ---------  --------  ---------  ----------  --------
Second Liens......................   $836,000,000     22,391      100.00%    $37,336    7.837%     289.97         720     83.1%
                                     ------------  ---------  -----------
      Total.......................   $836,000,000     22,391      100.00%
                                     ============  =========  ===========



                                        Delinquency Status for the Group 1 Mortgage Loans

                                                                                                                       Weighted
                                                               Percent of             Weighted   Weighted    Weighted   Average
                                        Aggregate               Aggregate    Average   Average    Average     Average  Combined
                                        Principal  Number of    Principal    Current     Gross  Remaining      Credit  Loan-to-
                                          Balance   Mortgage      Balance  Principal  Mortgage       Term      Bureau     Value
Delinquency Status                    Outstanding      Loans  Outstanding    Balance      Rate   (months)  Risk Score     Ratio
----------------------------------   ------------  ---------  -----------  ---------  --------  ---------  ----------  --------
Current...........................   $836,000,000     22,391      100.00%    $37,336    7.837%     289.97         720     83.1%
                                     ------------  ---------  -----------
      Total.......................   $836,000,000     22,391      100.00%
                                     ============  =========  ===========


                                                               10


                                         Origination Year for the Group 1 Mortgage Loans

                                                                                                                       Weighted
                                                               Percent of             Weighted   Weighted    Weighted   Average
                                        Aggregate               Aggregate    Average   Average    Average     Average  Combined
                                        Principal  Number of    Principal    Current     Gross  Remaining      Credit  Loan-to-
                                          Balance   Mortgage      Balance  Principal  Mortgage       Term      Bureau     Value
Origination Year                      Outstanding      Loans  Outstanding    Balance      Rate   (months)  Risk Score     Ratio
----------------------------------   ------------  ---------  -----------  ---------  --------  ---------  ----------  --------
2001..............................     $3,839,241        105        0.46%    $36,564    7.530%     249.09         730     76.4%
2002..............................     13,802,676        385        1.65      35,851    7.552      262.89         739     74.7
2003..............................     87,235,842      2,654       10.43      32,870    7.701      272.99         735     79.0
2004..............................    265,427,121      7,249       31.75      36,616    8.023      285.38         726     82.7
2005..............................    465,695,120     11,998       55.71      38,814    7.767      296.91         712     84.4
                                     ------------  ---------  -----------
      Total.......................   $836,000,000     22,391      100.00%
                                     ============  =========  ===========


                                                               11


                                                          Loan Group 2

                                        Principal Balances for the Group 2 Mortgage Loans

                                                                                                                       Weighted
                                                               Percent of             Weighted   Weighted    Weighted   Average
                                        Aggregate               Aggregate    Average   Average    Average     Average  Combined
                                        Principal  Number of    Principal    Current     Gross  Remaining      Credit  Loan-to-
Range of Principal                        Balance   Mortgage      Balance  Principal  Mortgage       Term      Bureau     Value
Balances ($)                          Outstanding      Loans  Outstanding    Balance      Rate   (months)  Risk Score     Ratio
----------------------------------   ------------  ---------  -----------  ---------  --------  ---------  ----------  --------
      0.01 - 10,000.00............    $22,356,651      3,211        2.45%     $6,963    7.947%     285.33         740     80.5%
 10,000.01 - 20,000.00............    107,279,186      7,126       11.74      15,055    8.074      286.94         730     83.2
 20,000.01 - 30,000.00............     17,265,620        733        1.89      23,555    7.827      290.03         732     81.7
 30,000.01 - 40,000.00............     21,758,080        596        2.38      36,507    7.971      290.68         731     82.8
 40,000.01 - 50,000.00............     52,051,966      1,146        5.69      45,421    8.115      290.76         729     85.5
 50,000.01 - 60,000.00............     48,995,380        879        5.36      55,740    8.194      291.49         728     86.5
 60,000.01 - 70,000.00............     47,148,552        724        5.16      65,122    8.084      291.78         730     86.9
 70,000.01 - 80,000.00............     58,298,594        776        6.38      75,127    8.245      292.05         723     88.6
 80,000.01 - 90,000.00............     48,271,601        568        5.28      84,985    8.113      292.62         724     88.3
 90,000.01 - 100,000.00...........     57,888,530        598        6.33      96,804    7.841      291.08         723     83.9
100,000.01 - 125,000.00...........     73,067,982        643        7.99     113,636    8.087      292.96         723     87.8
125,000.01 - 150,000.00...........     77,841,845        552        8.52     141,018    7.868      292.06         720     83.8
150,000.01 - 175,000.00...........     34,219,546        210        3.74     162,950    7.880      295.22         734     82.3
175,000.01 - 200,000.00...........     46,196,048        241        5.05     191,685    7.635      293.21         733     80.4
200,000.01 - 225,000.00...........     16,402,075         77        1.79     213,014    7.688      295.51         724     82.9
225,000.01 - 250,000.00...........     21,778,778         90        2.38     241,986    7.444      294.04         731     81.1
250,000.01 - 275,000.00...........     12,110,170         46        1.32     263,265    7.462      293.32         722     81.4
275,000.01 - 300,000.00...........     20,197,415         69        2.21     292,716    7.313      292.95         741     76.6
300,000.01 - 325,000.00...........     10,362,351         33        1.13     314,011    7.637      294.22         734     78.2
325,000.01 - 350,000.00...........     10,224,876         30        1.12     340,829    7.549      294.19         718     80.1
350,000.01 - 375,000.00...........      8,315,720         23        0.91     361,553    8.050      295.42         727     85.5
375,000.01 - 400,000.00...........      6,684,883         17        0.73     393,228    7.639      293.39         731     80.0
400,000.01 - 425,000.00...........      6,651,586         16        0.73     415,724    7.418      293.58         740     76.7
425,000.01 - 450,000.00...........      9,265,957         21        1.01     441,236    6.840      293.54         731     77.3
450,000.01 - 475,000.00...........      5,565,489         12        0.61     463,791    6.899      291.54         721     80.3
475,000.01 - 500,000.00...........     17,858,495         36        1.95     496,069    7.761      294.39         729     77.6
500,000.01 - 525,000.00...........      2,062,470          4        0.23     515,618    7.982      293.95         743     77.3
525,000.01 - 550,000.00...........      1,610,678          3        0.18     536,893    7.875      296.67         731     83.3
550,000.01 - 575,000.00...........      3,411,478          6        0.37     568,580    7.484      295.38         730     87.3
575,000.01 - 600,000.00...........      2,367,500          4        0.26     591,875    8.099      293.94         761     80.7
600,000.01 - 625,000.00...........      1,831,913          3        0.20     610,638    6.950      296.65         737     83.4
625,000.01 - 650,000.00...........      3,220,373          5        0.35     644,075    7.795      296.60         727     76.7
650,000.01 - 675,000.00...........      2,002,732          3        0.22     667,577    7.043      291.02         710     65.3
675,000.01 - 700,000.00...........      5,517,495          8        0.60     689,687    7.361      294.49         710     76.6
700,000.01 - 725,000.00...........      1,422,260          2        0.16     711,130    7.814      296.50         714     79.6
725,000.01 - 750,000.00...........      1,488,000          2        0.16     744,000    6.689      291.98         796     77.2
750,000.01 - 775,000.00...........      1,531,661          2        0.17     765,831    6.868      294.99         742     56.0
775,000.01 - 800,000.00...........      2,397,200          3        0.26     799,067    9.208      293.35         735     86.6
800,000.01 - 825,000.00...........        817,500          1        0.09     817,500    8.500      298.00         737     90.0
825,000.01 - 850,000.00...........        832,000          1        0.09     832,000    6.500      294.00         712     80.0
850,000.01 - 875,000.00...........        870,546          1        0.10     870,546    7.375      294.00         692     80.0
875,000.01 - 900,000.00...........      1,783,194          2        0.20     891,597    8.060      295.51         701     80.9
900,000.01 - 925,000.00...........        915,000          1        0.10     915,000   10.125      296.00         690     88.7
925,000.01 - 950,000.00...........        936,000          1        0.10     936,000    7.750      297.00         735     75.0
975,000.01 - 1,000,000.00.........      4,997,648          5        0.55     999,530    6.323      293.60         739     77.0
Greater than 1,000,000.00.........     15,926,978         11        1.74   1,447,907    7.113      296.02         705     73.6
                                     ------------  ---------  -----------
      Total.......................   $914,000,000     18,541      100.00%
                                     ============  =========  ===========

      As of the Cut-off Date, the average principal balance of the cut-off mortgage loans in loan group 2 was approximately $49,296.


                                                               12


                                          Loan Programs for the Group 2 Mortgage Loans

                                                                                                                       Weighted
                                                               Percent of             Weighted   Weighted    Weighted   Average
                                        Aggregate               Aggregate    Average   Average    Average     Average  Combined
                                        Principal  Number of    Principal    Current     Gross  Remaining      Credit  Loan-to-
                                          Balance   Mortgage      Balance  Principal  Mortgage       Term      Bureau     Value
Description of Loan Programs          Outstanding      Loans  Outstanding    Balance      Rate   (months)  Risk Score     Ratio
----------------------------------   ------------  ---------  -----------  ---------  --------  ---------  ----------  --------
10 Year Draw, 20 Year Repay.......     $2,117,473         41        0.23%    $51,646    7.156%     353.40         744     88.2%
5 Year Draw, 5 Year Repay.........        169,380         14        0.02      12,099    8.416       92.19         745     87.8
5 Year Draw, 10 Year Repay........        213,998          3        0.02      71,333    7.467      168.10         721     66.8
10 Year Draw, 15 Year Repay (1)...    910,843,996     18,471       99.65      49,312    7.895      291.81         727     83.6
15 Year Draw, 0 Year Repay........        558,652          7        0.06      79,807    8.308      158.89         743     86.6
15 Year Draw, 10 Year Repay.......         96,500          5        0.01      19,300    7.718      279.51         778     77.8
                                     ------------  ---------  -----------
      Total.......................   $914,000,000     18,541      100.00%
                                     ============  =========  ===========

---------------
(1) Assumes that the draw period for the cut-off mortgage loans with five year draw periods and fifteen year repayment periods will be extended for an additional five years.


                                            Loan Rates for the Group 2 Mortgage Loans

                                                                                                                       Weighted
                                                               Percent of             Weighted   Weighted    Weighted   Average
                                        Aggregate               Aggregate    Average   Average    Average     Average  Combined
                                        Principal  Number of    Principal    Current     Gross  Remaining      Credit  Loan-to-
                                          Balance   Mortgage      Balance  Principal  Mortgage       Term      Bureau     Value
Range of Loans Rates (%)              Outstanding      Loans  Outstanding    Balance      Rate   (months)  Risk Score     Ratio
----------------------------------   ------------  ---------  -----------  ---------  --------  ---------  ----------  --------
 3.501 - 4.000....................    $24,188,337        485        2.65%    $49,873    3.990%     299.38         718     81.2%
 4.001 - 4.500....................        388,986          8        0.04      48,623    4.454      294.00         698     92.9
 4.501 - 5.000....................      5,663,867         93        0.62      60,902    4.954      296.94         725     91.2
 5.001 - 5.500....................      4,229,904         60        0.46      70,498    5.273      298.35         725     89.4
 5.501 - 6.000....................      5,178,264         71        0.57      72,933    5.911      296.18         753     77.7
 6.001 - 6.500....................    145,274,087      2,548       15.89      57,015    6.473      291.51         744     76.1
 6.501 - 7.000....................    142,670,661      2,510       15.61      56,841    6.894      289.21         733     75.6
 7.001 - 7.500....................     97,482,113      1,007       10.67      96,804    7.372      292.75         722     79.9
 7.501 - 8.000....................     68,684,296      1,410        7.51      48,712    7.822      292.72         722     79.6
 8.001 - 8.500....................    105,869,986      3,642       11.58      29,069    8.362      288.83         732     87.8
 8.501 - 9.000....................    138,299,711      3,375       15.13      40,978    8.818      291.09         726     89.9
 9.001 - 9.500....................     75,671,815      1,397        8.28      54,167    9.316      293.36         714     90.4
 9.501 - 10.000...................     49,600,169      1,036        5.43      47,877    9.872      293.91         712     92.7
10.001 - 10.500...................     17,025,134        408        1.86      41,728   10.273      294.34         706     92.0
10.501 - 11.000...................     15,417,462        261        1.69      59,071   10.849      296.17         714     96.2
11.001 - 11.500...................      9,671,897        131        1.06      73,831   11.263      297.20         723     96.5
11.501 - 12.000...................      6,055,622         73        0.66      82,954   11.782      295.31         710     96.7
12.001 - 12.500...................      1,494,582         17        0.16      87,917   12.247      293.02         699     96.9
12.501 - 13.000...................        318,900          3        0.03     106,300   12.846      297.77         683     95.9
Greater than 13.000...............        814,208          6        0.09     135,701   13.558      292.53         656     97.3
                                     ------------  ---------  -----------
      Total.......................   $914,000,000     18,541      100.00%
                                     ============  =========  ===========

      As of the Cut-off Date, the weighted average loan rate of the cut-off mortgage loans in loan group 2 was approximately 7.893%.


                                                               13


                              Months Remaining to Scheduled Maturity for the Group 2 Mortgage Loans

                                                                                                                       Weighted
                                                               Percent of             Weighted   Weighted    Weighted   Average
                                        Aggregate               Aggregate    Average   Average    Average     Average  Combined
                                        Principal  Number of    Principal    Current     Gross  Remaining      Credit  Loan-to-
Range of Months Remaining to              Balance   Mortgage      Balance  Principal  Mortgage       Term      Bureau     Value
Scheduled Maturity                    Outstanding      Loans  Outstanding    Balance      Rate   (months)  Risk Score     Ratio
----------------------------------   ------------  ---------  -----------  ---------  --------  ---------  ----------  --------
 61 - 72..........................         $7,426          1        0.00%     $7,426    8.750%      72.00         772     86.9%
 73 - 84..........................         27,243          2        0.00      13,621    8.222       76.41         775     84.9
 85 - 96..........................         49,303          3        0.01      16,434    8.108       87.18         753     82.8
 97 - 108.........................         85,408          8        0.01      10,676    8.627      101.87         729     91.8
121 - 132.........................        117,418          1        0.01     117,418    6.750      127.00         750     79.5
145 - 156.........................         47,818          1        0.01      47,818    7.000      150.00         748     75.8
157 - 168.........................        230,943          4        0.03      57,736    8.639      162.25         737     79.9
169 - 180.........................        376,470          4        0.04      94,118    8.279      173.13         731     83.0
229 - 240.........................         11,645          1        0.00      11,645    8.375      234.00         809     89.9
241 - 252.........................        858,661         40        0.09      21,467    7.543      250.00         735     78.4
253 - 264.........................      3,376,327        138        0.37      24,466    7.324      257.96         751     73.6
265 - 276.........................     66,449,972      2,413        7.27      27,538    7.593      271.98         745     78.6
277 - 288.........................    183,818,897      5,352       20.11      34,346    7.917      283.72         732     82.3
289 - 300.........................    656,424,995     10,532       71.82      62,327    7.922      296.32         724     84.5
349 - 360.........................      2,117,473         41        0.23      51,646    7.156      353.40         744     88.2
                                     ------------  ---------  -----------
      Total.......................   $914,000,000     18,541      100.00%
                                     ============  =========  ===========

      As of the Cut-off Date, the weighted average remaining months to scheduled maturity of the cut-off mortgage loans in loan group 2 was approximately 292.

      The above table assumes that the draw period for the mortgage loans with five year draw periods and fifteen year repayment periods will be extended for an additional five years.


                                  Combined Loan-to-Value Ratios for the Group 2 Mortgage Loans

                                                                                                                       Weighted
                                                               Percent of             Weighted   Weighted    Weighted   Average
                                        Aggregate               Aggregate    Average   Average    Average     Average  Combined
                                        Principal  Number of    Principal    Current     Gross  Remaining      Credit  Loan-to-
Range of Combined Loan-to                 Balance   Mortgage      Balance  Principal  Mortgage       Term      Bureau     Value
-Value Ratio (%)                      Outstanding      Loans  Outstanding    Balance      Rate   (months)  Risk Score     Ratio
----------------------------------   ------------  ---------  -----------  ---------  --------  ---------  ----------  --------
 0.01 - 10.00.....................       $200,000          1        0.02%   $200,000    6.500%     294.00         721      4.4%
10.01 - 20.00.....................         98,000          1        0.01      98,000    6.750      298.00         706     18.1
20.01 - 30.00.....................      2,784,955          9        0.30     309,439    6.701      290.48         734     25.3
30.01 - 40.00.....................      4,230,724        168        0.46      25,183    6.793      286.09         752     35.6
40.01 - 50.00.....................     14,000,644        376        1.53      37,236    6.707      289.31         747     46.4
50.01 - 60.00.....................     26,132,152        635        2.86      41,153    6.885      289.58         739     56.0
60.01 - 70.00.....................    100,410,369      1,879       10.99      53,438    6.890      290.22         734     66.9
70.01 - 80.00.....................    197,620,245      3,362       21.62      58,781    7.152      290.74         729     77.7
80.01 - 90.00.....................    390,584,262      8,753       42.73      44,623    8.256      291.72         726     88.6
90.01 - 100.00....................    177,938,649      3,357       19.47      53,005    8.775      294.75         721     97.7
                                     ------------  ---------  -----------
    Total.........................   $914,000,000     18,541      100.00%
                                     ============  =========  ===========

      As of the Cut-off Date, the weighted average combined loan-to-value ratio of the cut-off mortgage loans in loan group 2 was approximately 83.58%.


                                                               14


      The geographic location used for the following table is determined by the address of the mortgaged property securing the related mortgage loan.

                                     Geographic Distribution for the Group 2 Mortgage Loans

                                                                                                                       Weighted
                                                               Percent of             Weighted   Weighted    Weighted   Average
                                        Aggregate               Aggregate    Average   Average    Average     Average  Combined
                                        Principal  Number of    Principal    Current     Gross  Remaining      Credit  Loan-to-
                                          Balance   Mortgage      Balance  Principal  Mortgage       Term      Bureau     Value
State                                 Outstanding      Loans  Outstanding    Balance      Rate   (months)  Risk Score     Ratio
----------------------------------   ------------  ---------  -----------  ---------  --------  ---------  ----------  --------
Alabama...........................     $5,040,613        268        0.55%    $18,808    8.133%     287.22         722     85.8%
Alaska............................        419,447         21        0.05      19,974    8.001      292.70         744     84.6
Arizona...........................     20,374,495        494        2.23      41,244    7.956      292.31         724     85.2
Arkansas..........................         18,750          1        0.00      18,750    6.250      299.00         663     95.0
California........................    437,042,148      4,490       47.82      97,337    7.856      292.82         733     83.0
Colorado..........................     23,772,852        564        2.60      42,150    7.842      289.20         726     85.7
Connecticut.......................     15,685,193        264        1.72      59,414    7.918      292.88         718     79.1
Delaware..........................      1,103,735         31        0.12      35,604    7.784      295.73         750     89.2
District of Columbia..............      1,018,181         23        0.11      44,269    7.957      292.69         713     86.8
Florida...........................     50,353,212        941        5.51      53,510    8.109      292.47         716     82.4
Georgia...........................     10,137,503        396        1.11      25,600    8.015      287.31         726     85.7
Hawaii............................      4,795,264         79        0.52      60,700    7.951      292.46         724     82.5
Idaho.............................      4,895,839        256        0.54      19,124    7.936      289.94         735     83.9
Illinois..........................     21,356,900        607        2.34      35,184    7.841      290.93         728     83.5
Indiana...........................      7,959,176        474        0.87      16,792    8.222      287.30         730     86.3
Iowa..............................      2,016,615        149        0.22      13,534    8.349      288.17         717     88.6
Kansas............................      3,458,290        208        0.38      16,626    8.270      288.89         732     89.5
Kentucky..........................      5,281,161        254        0.58      20,792    8.306      289.73         730     86.6
Louisiana.........................        491,260         33        0.05      14,887    8.176      280.81         719     84.8
Maine.............................      1,737,057         99        0.19      17,546    7.930      289.18         737     79.9
Maryland..........................     16,200,728        337        1.77      48,073    7.747      293.27         726     82.7
Massachusetts.....................     28,864,421        456        3.16      63,299    7.699      292.23         723     81.6
Michigan..........................     15,317,242        777        1.68      19,713    7.892      289.74         729     84.7
Minnesota.........................      7,525,225        281        0.82      26,780    7.956      287.23         732     81.9
Mississippi.......................        299,045         17        0.03      17,591    8.875      283.76         715     91.6
Missouri..........................      8,729,411        469        0.96      18,613    7.952      288.35         726     83.8
Montana...........................      1,046,921         55        0.11      19,035    8.039      282.39         736     78.7
Nebraska..........................        707,814         41        0.08      17,264    7.775      285.55         737     84.3
Nevada............................     17,465,458        287        1.91      60,855    8.303      291.79         715     85.6
New Hampshire.....................      2,932,402         77        0.32      38,083    7.752      291.46         718     85.3
New Jersey........................     26,972,105        506        2.95      53,305    7.804      291.73         717     81.6
New Mexico........................      2,007,613        102        0.22      19,682    7.700      289.50         737     76.9
New York..........................     27,305,682        399        2.99      68,435    7.730      293.38         714     82.6
North Carolina....................      8,395,459        414        0.92      20,279    7.982      288.50         727     87.4
North Dakota......................        296,404         19        0.03      15,600    8.701      291.17         723     91.1
Ohio..............................     12,985,769        732        1.42      17,740    8.001      288.98         722     85.8
Oklahoma..........................      3,335,122        217        0.36      15,369    7.969      287.56         707     85.5
Oregon............................      9,199,845        302        1.01      30,463    7.835      289.00         718     84.4
Pennsylvania......................     15,488,371        766        1.69      20,220    7.987      289.43         725     83.7
Rhode Island......................      1,723,899         48        0.19      35,915    7.381      291.80         726     81.0
South Carolina....................      3,405,245        137        0.37      24,856    8.049      287.20         723     85.8
South Dakota......................        333,684         21        0.04      15,890    8.455      279.44         754     87.8
Tennessee.........................      6,148,708        305        0.67      20,160    7.941      288.50         724     88.7
Texas.............................      2,181,802         79        0.24      27,618    7.545      292.51         719     85.2
Utah..............................      8,986,820        278        0.98      32,327    7.918      289.06         726     86.0
Vermont...........................        241,245         13        0.03      18,557    7.777      290.85         707     77.5
Virginia..........................     31,114,796        584        3.40      53,279    7.934      292.76         720     86.3
Washington........................     27,263,289        596        2.98      45,744    7.828      291.82         726     86.8
West Virginia.....................      1,113,042         52        0.12      21,405    7.904      263.26         710     85.4
Wisconsin.........................      8,174,504        478        0.89      17,101    7.986      288.49         728     84.0
Wyoming...........................      1,280,234         44        0.14      29,096    7.706      289.91         744     80.0
                                     ------------  ---------  -----------
      Total.......................   $914,000,000     18,541      100.00%
                                     ============  =========  ===========


                                                               15


                               Credit Scores for the Mortgage Loans for the Group 2 Mortgage Loans

                                                                                                                       Weighted
                                                               Percent of             Weighted   Weighted    Weighted   Average
                                        Aggregate               Aggregate    Average   Average    Average     Average  Combined
                                        Principal  Number of    Principal    Current     Gross  Remaining      Credit  Loan-to-
                                          Balance   Mortgage      Balance  Principal  Mortgage       Term      Bureau     Value
Range of Credit Scores                Outstanding      Loans  Outstanding    Balance      Rate   (months)  Risk Score     Ratio
----------------------------------   ------------  ---------  -----------  ---------  --------  ---------  ----------  --------
821 - 840.........................     $1,087,761         28        0.12%    $38,849    6.959%     294.66         832     72.9%
801 - 820.........................     43,855,804      1,259        4.80      34,834    7.395      286.58         808     76.9
781 - 800.........................    105,378,826      2,244       11.53      46,960    7.514      290.72         790     81.7
761 - 780.........................     87,041,874      2,158        9.52      40,335    7.621      290.55         772     82.3
741 - 760.........................     84,593,915      2,094        9.26      40,398    7.990      289.72         751     83.8
721 - 740.........................     96,541,532      2,153       10.56      44,840    8.054      290.66         729     84.7
701 - 720.........................    241,218,266      3,539       26.39      68,160    7.890      294.21         710     84.6
681 - 700.........................    169,512,786      2,668       18.55      63,536    8.047      293.31         691     84.7
661 - 680.........................     50,409,364      1,311        5.52      38,451    8.240      291.95         673     84.9
641 - 660.........................     18,362,572        697        2.01      26,345    8.608      289.77         651     84.3
621 - 640.........................     10,839,899        330        1.19      32,848    8.308      289.84         631     82.5
601 - 620.........................      1,839,443         27        0.20      68,128    8.474      282.47         611     88.6
581 - 600.........................      1,988,108         21        0.22      94,672    8.250      283.08         591     76.1
561 - 580.........................        190,805          2        0.02      95,403    8.857      281.36         572     97.9
Less than or equal to 560.........      1,139,045         10        0.12     113,905    8.243      281.99         539     83.3
                                     ------------  ---------  -----------
      Total.......................   $914,000,000     18,541      100.00%
                                     ============  =========  ===========

      As of the Cut-off Date, the weighted average credit score of the cut-off mortgage loans in loan group 2 was approximately 727.


                                          Property Type for the Group 2 Mortgage Loans

                                                                                                                       Weighted
                                                               Percent of             Weighted   Weighted    Weighted   Average
                                        Aggregate               Aggregate    Average   Average    Average     Average  Combined
                                        Principal  Number of    Principal    Current     Gross  Remaining      Credit  Loan-to-
                                          Balance   Mortgage      Balance  Principal  Mortgage       Term      Bureau     Value
Property Type                         Outstanding      Loans  Outstanding    Balance      Rate   (months)  Risk Score     Ratio
----------------------------------   ------------  ---------  -----------  ---------  --------  ---------  ----------  --------
Single Family Residence...........   $650,887,979     14,064       71.21%    $46,280   7.8655%     291.44         728     82.7%
Planned Unit Development (PUD)....    182,272,615      2,744       19.94      66,426    7.866      292.40         724     85.3
Low-Rise Condominium..............     54,408,404      1,366        5.95      39,830    8.151      293.27         734     87.4
2-4 Units.........................     17,655,037        239        1.93      73,870    8.570      293.59         731     87.8
High-Rise Condominium.............      8,028,161         96        0.88      83,627    7.635      295.02         727     83.0
Manufactured Housing (1)..........        747,804         32        0.08      23,369    7.048      287.32         724     74.8
                                     ------------  ---------  -----------
      Total.......................   $914,000,000     18,541      100.00%
                                     ============  =========  ===========

---------------
(1)   Treated as real property.


                                                               16


                                          Gross Margins for the Group 2 Mortgage Loans

                                                                                                                       Weighted
                                                               Percent of             Weighted   Weighted    Weighted   Average
                                        Aggregate               Aggregate    Average   Average    Average     Average  Combined
                                        Principal  Number of    Principal    Current     Gross  Remaining      Credit  Loan-to-
                                          Balance   Mortgage      Balance  Principal  Mortgage       Term      Bureau     Value
Range of Gross Margins (%)            Outstanding      Loans  Outstanding    Balance      Rate   (months)  Risk Score     Ratio
----------------------------------   ------------  ---------  -----------  ---------  --------  ---------  ----------  --------
Less than or equal to 0.000.......   $136,214,843      2,276       14.90%    $59,848    6.345%     290.88         747     73.8%
0.001 - 0.250.....................     30,627,161        473        3.35      64,751    6.586      290.75         723     69.6
0.251 - 0.500.....................    121,792,634      2,211       13.33      55,085    6.790      289.63         735     77.2
0.501 - 0.750.....................     31,916,523        379        3.49      84,212    7.060      291.92         726     77.7
0.751 - 1.000.....................     71,432,533        693        7.82     103,077    7.290      293.68         720     81.2
1.001 - 1.250.....................     36,683,836        822        4.01      44,628    7.597      293.58         722     77.7
1.251 - 1.500.....................     35,937,722        678        3.93      53,005    7.718      292.40         724     82.7
1.501 - 1.750.....................     23,857,261        478        2.61      49,911    8.009      292.51         720     84.9
1.751 - 2.000.....................     88,842,262      3,347        9.72      26,544    8.251      288.59         735     88.8
2.001 - 2.250.....................     71,874,066      1,712        7.86      41,983    8.477      289.71         720     88.1
2.251 - 2.500.....................     75,073,570      1,906        8.21      39,388    8.770      293.28         731     91.9
2.501 - 2.750.....................     42,805,400        673        4.68      63,604    9.032      293.04         708     90.4
2.751 - 3.000.....................     37,824,070        795        4.14      47,577    9.210      294.46         721     90.6
3.001 - 3.250.....................     18,626,787        275        2.04      67,734    9.461      294.47         720     90.1
3.251 - 3.500.....................     36,234,043        850        3.96      42,628    9.508      294.38         707     94.3
3.501 - 3.750.....................     11,576,942        312        1.27      37,106    9.807      294.01         711     92.0
3.751 - 4.000.....................      7,033,787        126        0.77      55,824    9.710      295.94         699     94.0
4.001 - 4.250.....................      5,923,461        132        0.65      44,875   10.507      296.31         723     95.4
4.251 - 4.500.....................      9,871,351        140        1.08      70,510   10.726      296.17         709     97.0
4.501 - 4.750.....................      7,787,588        115        0.85      67,718   10.814      297.44         719     96.0
4.751 - 5.000.....................      2,624,092         36        0.29      72,891   11.405      297.10         726     96.8
5.001 - 5.250.....................      4,399,004         44        0.48      99,977   11.278      296.50         717     96.0
5.251 - 5.500.....................      2,020,159         36        0.22      56,116   11.368      293.08         695     98.1
5.501 - 5.750.....................      1,569,058         15        0.17     104,604   10.414      294.25         680     96.6
5.751 - 6.000.....................        301,739          6        0.03      50,290   11.482      295.17         709     96.1
6.001 - 6.250.....................        108,000          1        0.01     108,000   12.625      296.00         769     95.0
6.251 - 6.500.....................        210,900          2        0.02     105,450   12.959      298.68         639     96.4
6.501 - 6.750.....................        222,499          5        0.02      44,500   12.542      288.69         679     98.2
6.751 - 7.000.....................        205,000          1        0.02     205,000   13.500      300.00         641     95.0
7.001 - 7.250.....................        165,000          1        0.02     165,000   13.375      300.00         657     95.0
7.251 - 7.500.....................        238,709          1        0.03     238,709   14.000      285.00         646     99.9
                                     ------------  ---------  -----------
      Total.......................   $914,000,000     18,541      100.00%
                                     ============  =========  ===========


      As of the Cut-off Date, the weighted average gross margin of the cut-off mortgage loans in loan group 2 was approximately 1.584%.


                                                               17


      The credit limit utilization rates in the following table are determined by dividing the principal balance as of the Cut-off Date for the particular grouping by the aggregate of the credit limits of the related credit line agreements.


                                  Credit Limit Utilization Rates for the Group 2 Mortgage Loans

                                                                                                                       Weighted
                                                               Percent of             Weighted   Weighted    Weighted   Average
                                        Aggregate               Aggregate    Average   Average    Average     Average  Combined
                                        Principal  Number of    Principal    Current     Gross  Remaining      Credit  Loan-to-
Range of Credit                           Balance   Mortgage      Balance  Principal  Mortgage       Term      Bureau     Value
Limit Utilization Rates (%)           Outstanding      Loans  Outstanding    Balance      Rate   (months)  Risk Score     Ratio
----------------------------------   ------------  ---------  -----------  ---------  --------  ---------  ----------  --------
 0.01 - 10.00.....................     $2,142,216        376        0.23%     $5,697    7.245%     289.13         756     73.2%
10.01 - 20.00.....................      5,967,446        570        0.65      10,469    7.036      289.07         755     75.1
20.01 - 30.00.....................     10,373,334        609        1.13      17,033    7.189      289.89         747     74.7
30.01 - 40.00.....................     14,868,816        722        1.63      20,594    7.123      289.62         748     74.9
40.01 - 50.00.....................     21,027,841        773        2.30      27,203    7.180      290.56         741     77.1
50.01 - 60.00.....................     25,204,959        837        2.76      30,113    7.076      291.29         737     76.0
60.01 - 70.00.....................     33,300,031        975        3.64      34,154    7.190      289.01         745     73.7
70.01 - 80.00.....................     38,543,828        983        4.22      39,210    7.357      288.64         734     78.3
80.01 - 90.00.....................     55,593,306      1,375        6.08      40,431    7.495      288.20         736     78.3
90.01 - 100.00....................    706,978,223     11,321       77.35      62,448    8.073      292.55         724     85.6
                                     ------------  ---------  -----------
      Total.......................   $914,000,000     18,541      100.00%
                                     ============  =========  ===========

      As of the Cut-off Date, the average credit limit utilization rate of the cut-off mortgage loans in loan group 2 was approximately 81.13%.




                                        Maximum Loan Rates for the Group 2 Mortgage Loans

                                                                                                                       Weighted
                                                               Percent of             Weighted   Weighted    Weighted   Average
                                        Aggregate               Aggregate    Average   Average    Average     Average  Combined
                                        Principal  Number of    Principal    Current     Gross  Remaining      Credit  Loan-to-
                                          Balance   Mortgage      Balance  Principal  Mortgage       Term      Bureau     Value
Maximum Loan Rates (%)                Outstanding      Loans  Outstanding    Balance      Rate   (months)  Risk Score     Ratio
----------------------------------   ------------  ---------  -----------  ---------  --------  ---------  ----------  --------
6.000.............................        $60,507          2        0.01%    $30,253    6.000%     275.04         788     82.2%
6.250.............................         18,750          1        0.00      18,750    6.250      299.00         663     95.0
8.750.............................         21,180          2        0.00      10,590    8.122      256.68         697     78.0
16.000............................     29,869,926        671        3.27      44,516    7.751      294.87         715     83.8
17.000............................     52,598,125      1,021        5.75      51,516    8.084      292.47         716     82.5
18.000............................    831,259,177     16,841       90.95      49,359    7.886      291.68         729     83.6
24.000............................        172,335          3        0.02      57,445    9.197      162.00         739     83.3
                                     ------------  ---------  -----------
      Total.......................   $914,000,000     18,541      100.00%
                                     ============  =========  ===========


      As of the Cut-off Date, the weighted average maximum loan rate of the cut-off mortgage loans in loan group 2 was approximately 17.877%.


                                                               18


                                          Credit Limits for the Group 2 Mortgage Loans

                                                                                                                       Weighted
                                                               Percent of             Weighted   Weighted    Weighted   Average
                                        Aggregate               Aggregate    Average   Average    Average     Average  Combined
                                        Principal  Number of    Principal    Current     Gross  Remaining      Credit  Loan-to-
                                          Balance   Mortgage      Balance  Principal  Mortgage       Term      Bureau     Value
Range of Credit Limits ($)            Outstanding      Loans  Outstanding    Balance      Rate   (months)  Risk Score     Ratio
----------------------------------   ------------  ---------  -----------  ---------  --------  ---------  ----------  --------
      0.01 - 10,000.00............     $7,848,636      1,020        0.86%     $7,695    8.509%     284.65         722     86.4%
 10,000.01 - 20,000.00............     88,608,408      6,656        9.69      13,313    8.226      286.63         727     84.5
 20,000.01 - 30,000.00............     28,382,982      1,795        3.11      15,812    7.759      287.61         736     80.1
 30,000.01 - 40,000.00............     17,588,698        803        1.92      21,904    8.080      291.70         730     83.3
 40,000.01 - 50,000.00............     51,539,210      1,482        5.64      34,777    8.146      290.55         728     85.0
 50,000.01 - 60,000.00............     44,517,818        927        4.87      48,024    8.328      291.92         728     87.8
 60,000.01 - 70,000.00............     43,746,349        782        4.79      55,942    8.188      292.07         729     88.0
 70,000.01 - 80,000.00............     57,030,663        867        6.24      65,779    8.316      292.02         723     89.2
 80,000.01 - 90,000.00............     47,282,916        636        5.17      74,344    8.184      292.20         723     88.9
 90,000.01 - 100,000.00...........     69,840,782        927        7.64      75,341    7.714      290.36         727     82.2
100,000.01 - 125,000.00...........     65,497,560        636        7.17     102,984    8.230      293.82         723     89.7
125,000.01 - 150,000.00...........     86,265,235        717        9.44     120,314    7.815      291.12         722     83.3
150,000.01 - 175,000.00...........     30,938,711        215        3.38     143,901    8.136      295.00         729     85.8
175,000.01 - 200,000.00...........     53,346,633        343        5.84     155,530    7.528      293.21         735     78.6
200,000.01 - 225,000.00...........     14,018,332         81        1.53     173,066    7.660      295.50         721     84.0
225,000.01 - 250,000.00...........     27,456,704        147        3.00     186,780    7.254      294.11         734     79.1
250,000.01 - 275,000.00...........     11,619,953         51        1.27     227,842    7.559      292.32         727     81.9
275,000.01 - 300,000.00...........     21,135,419         95        2.31     222,478    7.243      292.14         742     76.8
300,000.01 - 325,000.00...........      7,875,858         31        0.86     254,060    7.780      295.05         739     80.0
325,000.01 - 350,000.00...........     10,422,019         38        1.14     274,264    7.620      295.57         711     81.5
350,000.01 - 375,000.00...........      7,963,537         24        0.87     331,814    7.991      294.93         730     84.8
375,000.01 - 400,000.00...........     10,556,169         39        1.15     270,671    7.385      292.57         740     75.9
400,000.01 - 425,000.00...........      4,895,525         15        0.54     326,368    7.503      294.15         727     80.2
425,000.01 - 450,000.00...........      8,461,613         22        0.93     384,619    6.951      292.09         734     76.5
450,000.01 - 475,000.00...........      4,324,924         12        0.47     360,410    6.852      293.72         721     82.2
475,000.01 - 500,000.00...........     27,002,808         77        2.95     350,686    7.461      292.86         732     76.2
500,000.01 - 525,000.00...........      2,742,146          7        0.30     391,735    8.091      295.10         735     78.2
525,000.01 - 550,000.00...........      1,528,000          4        0.17     382,000    7.662      298.10         732     85.0
550,000.01 - 575,000.00...........      3,415,876          7        0.37     487,982    7.449      297.28         722     84.1
575,000.01 - 600,000.00...........      4,450,820         10        0.49     445,082    7.904      294.79         740     79.1
600,000.01 - 625,000.00...........      1,226,913          2        0.13     613,457    6.925      295.48         713     85.0
625,000.01 - 650,000.00...........      4,279,922          9        0.47     475,547    7.394      296.68         729     77.0
650,000.01 - 675,000.00...........      1,338,400          2        0.15     669,200    7.127      296.49         695     85.0
675,000.01 - 700,000.00...........      6,068,848         11        0.66     551,713    7.433      294.33         717     80.9
700,000.01 - 725,000.00...........      1,721,048          3        0.19     573,683    7.629      296.06         721     80.6
725,000.01 - 750,000.00...........      2,461,667          4        0.27     615,417    6.995      291.02         784     76.0
750,000.01 - 775,000.00...........        760,000          1        0.08     760,000    7.750      296.00         682     86.5
775,000.01 - 800,000.00...........      3,641,136          6        0.40     606,856    8.371      294.93         740     84.8
800,000.01 - 825,000.00...........      1,177,500          2        0.13     588,750    8.041      298.31         727     87.2
825,000.01 - 850,000.00...........      1,031,889          2        0.11     515,945    6.645      294.58         709     76.8
850,000.01 - 875,000.00...........        870,546          1        0.10     870,546    7.375      294.00         692     80.0
875,000.01 - 900,000.00...........      1,099,021          2        0.12     549,511    7.592      295.55         694     77.9
900,000.01 - 925,000.00...........      1,024,048          2        0.11     512,024    9.779      294.62         694     86.5
925,000.01 - 950,000.00...........        936,000          1        0.10     936,000    7.750      297.00         735     75.0
950,000.01 - 975,000.00...........        664,332          1        0.07     664,332    6.875      280.00         740     25.6
975,000.01 - 1,000,000.00.........      6,295,784          9        0.69     699,532    7.093      293.81         725     71.7
Greater than 1,000,000.00.........     19,098,639         17        2.09   1,123,449    6.861      296.23         717     72.9
                                     ------------  ---------  -----------
      Total.......................   $914,000,000     18,541      100.00%
                                     ============  =========  ===========

      As of the Cut-off Date, the average credit limit of the cut-off mortgage loans in loan group 2 was approximately $61,206.


                                                               19


                                          Lien Priority for the Group 2 Mortgage Loans

                                                                                                                       Weighted
                                                               Percent of             Weighted   Weighted    Weighted   Average
                                        Aggregate               Aggregate    Average   Average    Average     Average  Combined
                                        Principal  Number of    Principal    Current     Gross  Remaining      Credit  Loan-to-
                                          Balance   Mortgage      Balance  Principal  Mortgage       Term      Bureau     Value
Lien Priority                         Outstanding      Loans  Outstanding    Balance      Rate   (months)  Risk Score     Ratio
----------------------------------   ------------  ---------  -----------  ---------  --------  ---------  ----------  --------
Second Liens......................   $914,000,000     18,541      100.00%    $49,296    7.893%     291.81         727     83.6%
                                     ------------  ---------  -----------
      Total.......................   $914,000,000     18,541      100.00%
                                     ============  =========  ===========


                                        Delinquency Status for the Group 2 Mortgage Loans

                                                                                                                       Weighted
                                                               Percent of             Weighted   Weighted    Weighted   Average
                                        Aggregate               Aggregate    Average   Average    Average     Average  Combined
                                        Principal  Number of    Principal    Current     Gross  Remaining      Credit  Loan-to-
                                          Balance   Mortgage      Balance  Principal  Mortgage       Term      Bureau     Value
Delinquency Status                    Outstanding      Loans  Outstanding    Balance      Rate   (months)  Risk Score     Ratio
----------------------------------   ------------  ---------  -----------  ---------  --------  ---------  ----------  --------
Current...........................   $914,000,000     18,541      100.00%    $49,296    7.893%     291.81         727     83.6%
                                     ------------  ---------  -----------
      Total.......................   $914,000,000     18,541      100.00%
                                     ============  =========  ===========


                                         Origination Year for the Group 2 Mortgage Loans

                                                                                                                       Weighted
                                                               Percent of             Weighted   Weighted    Weighted   Average
                                        Aggregate               Aggregate    Average   Average    Average     Average  Combined
                                        Principal  Number of    Principal    Current     Gross  Remaining      Credit  Loan-to-
                                          Balance   Mortgage      Balance  Principal  Mortgage       Term      Bureau     Value
Origination Year                      Outstanding      Loans  Outstanding    Balance      Rate   (months)  Risk Score     Ratio
----------------------------------   ------------  ---------  -----------  ---------  --------  ---------  ----------  --------
2000..............................        $40,555          2        0.00%    $20,277    7.038%     238.99         805     87.7%
2001..............................      1,527,337         64        0.17      23,865    7.513      241.29         734     79.6
2002..............................      9,118,255        343        1.00      26,584    7.524      263.06         745     77.4
2003..............................     76,431,406      2,787        8.36      27,424    7.637      273.60         744     79.1
2004..............................    201,505,477      5,744       22.05      35,081    7.931      284.95         731     82.2
2005..............................    625,376,971      9,601       68.42      65,137    7.919      296.79         724     84.7
                                     ------------  ---------  -----------
      Total.......................   $914,000,000     18,541      100.00%
                                     ============  =========  ===========

      Mortgage Loan Statistics
      ------------------------

      For purposes of this Form 8-K, "Tables" shall mean computer generated tables and/or charts describing the characteristics of the Mortgage Loans as of the applicable Cut-off Date. All percentages in the Tables were calculated based on the principal balance of the Mortgage Loans as of the Cut-off Date. The sum of the columns may not equal the respective totals due to rounding.

Section 9.
----------

Item 9.01.    Financial Statements, Pro Forma Financial Information and
----------    ---------------------------------------------------------
              Exhibits.
              ---------

              (a) Not applicable.

              (b) Not applicable.

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CWHEQ, INC.


                                           By: /s/ Leon Daniels, Jr.
                                               -------------------------------
                                               Name: Leon Daniels, Jr.
                                               Title: Vice President


Dated:  October 13, 2005